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                                                                    EXHIBIT 10.1



                             SUPPLEMENTAL INDENTURE


         THIS SUPPLEMENTAL INDENTURE, dated as of October 15, 2004 (the "Supplemental Indenture"), is made by and among Hawk Corporation, a Delaware corporation (the "Company"), the guarantors named therein (the "Guarantors"), and HSBC Bank USA, National Association (as successor to HSBC Bank USA), as trustee under the Indenture referred to herein (the "Trustee").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of October 23, 2002 ( the "Indenture"), providing for the issuance of an aggregate principal amount of up to $100.0 million of 12% Senior Notes due 2006 (the "Notes");

         WHEREAS, the Company desires to amend certain provisions of the Indenture as set forth herein, and it has received the consent of the holders of a majority in principal amount of the Notes currently outstanding to such amendments;

         WHEREAS, Section 9.2 of the Indenture permits the Indenture to be amended by a supplemental indenture with the consent of the Holders of at least a majority in principal amount of the Notes (including Additional Notes, if any) outstanding voting as a single class, subject to certain enumerated exceptions;

         WHEREAS, the parties hereto are entering into this Supplemental Indenture to amend or, as the case may be, delete certain provisions contained in Sections 4, 5 and 10 of the Indenture (the "Amendments");

         WHEREAS, in addition, the Amendments will (i) delete certain "Events of Default" and (ii) delete those definitions from the Indenture that are used only in provisions that are eliminated as a result of the Amendments and revise cross-references to provisions in the Indenture that have been deleted as a result of the Amendments;

         WHEREAS, pursuant to Section 9.2 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

         WHEREAS, all conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         SECTION 1. Capitalized Terms. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Indenture.

         SECTION 2. Amendments.

                  SECTION 2.1 Removal of Certain Provisions and Defined Terms. The texts of Sections 4.3 through 4.5, 4.9 through 4.17, 5.2 and 10.9 of the Indenture are hereby deleted in


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their entireties together with any references thereto in the Indenture and are replaced in each case with the phrase "Intentionally Omitted." The definitions of any and all terms that are defined in Section 1.01 but used only in one or more of the Sections referenced in the immediately preceding sentence are deleted in their entireties.

                  SECTION 2.2  Amendment of Section 5.1(a).

                  (a) Section 5.1(a) of the Indenture ("Amended Section 5.1(a)") is hereby amended by deleting the language in Section 5.1(a) in its entirety and replacing it with the following:

                  The Company shall not, in any single transaction or series of related transactions, consolidate or merge with or into (whether or not the Company is the Surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets (determined on a consolidated basis for the Company and its Restricted Subsidiaries) in one or more related transactions to, another Person, and the Company will not permit any Restricted Subsidiary to enter into any such transaction or series of related transactions if such transaction or series of related transactions, in the aggregate, would result in a sale, assignment, transfer, lease, conveyance, or other disposition of all or substantially all of the properties and assets of the Company and the Restricted Subsidiaries, taken as a whole, to another Person, unless
         (i) the Surviving Person is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; and (ii) the Surviving Person (if other than the Company or a Guarantor) assumes all the obligations of the Company under the Notes and this Indenture pursuant to a supplemental indenture or other written agreement, as the case may be, in a form reasonably satisfactory to the Trustee. Any Restricted Subsidiary that is a Guarantor may consolidate with, merge into or transfer all or part of its properties and assets to the Company or another Restricted Subsidiary that is a Guarantor.

                  In the event of any transaction (other than a lease) described in and complying with the conditions listed in the immediately preceding paragraph in which the Company or a Guarantor is not the Surviving Person, such Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company, and the Company shall be discharged from its obligations under, this Indenture and the Notes.

                  (b) The definitions of any and all terms that are defined in Section 1.01 but used only in Amended Section 5.1(a) are deleted in their entireties.

                  SECTION 2.3   Amendment of Section 6.1.

                  (a) Section 6.1 of the Indenture ("Amended Section 6.1") is hereby amended by deleting the language in Section 6.1 in its entirety and replacing it with the following:

                           "Events of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule, or regulation of any administrative or governmental body):


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                  (i)      the Company defaults in the payment when due of
         interest (including the issuance of Additional PIK Notes) on any Note and, in the case of cash interest, such default continues for a period of 30 days; or

                  (ii) the Company defaults in the payment when due of principal on any Note, whether upon maturity, acceleration, optional or mandatory redemption, required repurchase or otherwise.

                  The Company shall provide an Officers' Certificate to the Trustee within five days of the occurrence of any Default or Event of Default that has occurred and, if applicable, describe such Default or Event of Default and the status thereof.

                  (b) The definitions of any and all terms that are defined in Section 1.01 but used only in Amended Section 6.1 are deleted in their entireties.

                  SECTION 2.4 Amendment of Section 6.2. Section 6.2 of the Indenture ("Amended Section 6.2") is hereby amended by deleting the language in
Section 6.2 in its entirety and replacing it with the following:

                  (a) If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may, and the Trustee at the request of such Holders shall, declare all the Notes to be due and payable immediately by notice in writing to the Company, and to the Company and the Trustee if by the Holders, specifying the respective Event of Default and that such notice is a "notice of acceleration," and the Notes shall become immediately due and payable. Following the delivery of such a notice of acceleration, any interest that would have otherwise been payable through the issuance of Additional PIK Notes shall be payable in cash.

                  (b) Any time after a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in principal amount of the Notes outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if
         (i) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (B) all overdue interest on all Notes, (C) the principal of and premium, if any, on any Notes which have become due otherwise than by such declaration or occurrence of acceleration and interest thereon at the rate borne by the Notes, and (D) to the extent that payment of such interest is lawful, interest upon overdue interest at the Default Rate; and (ii) all Events of Default, other than the non-payment of principal of Notes which have become due solely by such declaration or occurrence of acceleration, have been cured or waived; and (iii) the rescission would not conflict with any judgment, order or decree of any court of competent jurisdiction.

                  (c) The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may, on behalf of the Holders of all of the Notes, waive any existing Default or Event of Default and its consequences under this Indenture except
         (i) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on, the Notes (which may be waived only with the consent of


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         each Holder of Notes affected), or (ii) in respect of a covenant or provision which under this Indenture cannot be modified or amended without the consent of the Holder of each affected Note outstanding.

         SECTION 3. Operation of Amendments. Upon the execution and delivery of this Supplemental Indenture by the parties hereto, the Supplemental Indenture will become effective but the Amendments will not become operative until a majority in outstanding principal amount of the Notes are validly tendered and accepted pursuant to and in accordance with the terms and conditions of the offer to purchase as set forth in the Offer to Purchase and Consent Solicitation of the Company, dated September 30, 2004, and the related Offering Materials (as such term is defined in the above-mentioned Offer to Purchase and Consent Solicitation), in each case, as the same may be amended, modified or supplemented from time to time in accordance therewith.

         SECTION 4. Miscellaneous.

                  SECTION 4.1 Incorporation of the Indenture. All the provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                  SECTION 4.2 Application of Supplemental Indenture. The provisions and benefit of this Supplemental Indenture shall be effective with respect to the Notes. Except as expressly supplemented or amended as set forth in this Supplemental Indenture, the Indenture is hereby ratified and confirmed, and all the terms, provisions and conditions thereof shall be and continue in full force and effect. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Indenture as amended and supplemented by this Supplemental Indenture.

                  SECTION 4.3 Counterparts. The Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 4.4 Successors and Assigns. All agreements in this Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 4.5 Severability. In case any one or more of the provisions in this Supplemental Indenture shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all provisions hereof shall be enforceable to the fullest extent permitted by law.

                  SECTION 4.6 Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

                  SECTION 4.7 Regarding the Trustee. The Trustee shall not be responsible for the correctness of the recitals herein, and makes no representation as to the validity or the sufficiency of this Supplemental Indenture, except with respect to the execution hereof by the


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Trustee. The Trustee shall, in connection with this Supplemental Indenture, be entitled to all of the benefits of all of the rights, privileges, immunities and indemnities of the Trustee provided for in the Indenture.

                  SECTION 4.8 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF OHIO WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of Ohio in any action or proceeding arising out of or relating to this Supplemental Indenture.

                  SECTION 4.9 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.



                            [Signature Pages Follow]



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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the day first written above.


HAWK CORPORATION                          HSBC BANK USA, NATIONAL ASSOCIATION,
                                          as Trustee

By: /s/ Ronald E. Weinberg
    ----------------------------
Name:  Ronald E. Weinberg                 By: /s/Frank J. Godino
Title: Chairman                                  ------------------------------
                                          Name:  Frank J. Godino
                                          Title: Vice President


FRICTION PRODUCTS CO.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman



LOGAN METAL STAMPINGS, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:  Ronald E. Weinberg
Title: Chairman



HELSEL, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman


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S.K. WELLMAN HOLDINGS, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:  Ronald E. Weinberg
Title: Chairman



S.K. WELLMAN CORP.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman



ALLEGHENY CLEARFIELD, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman



HAWK MIM, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:  Ronald E. Weinberg
Title: Chairman



HAWK MOTORS, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman


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HAWK PRECISION COMPONENTS GROUP, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:  Ronald E. Weinberg
Title: Chairman



NET SHAPE TECHNOLOGIES LLC


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman



QUARTER MASTER INDUSTRIES, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman



SINTERLOY CORPORATION


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman



TEX RACING ENTERPRISES, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman


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WELLMAN PRODUCTS GROUP, INC.


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman



WELLMAN PRODUCTS, LLC


By: /s/ Ronald E. Weinberg
    ----------------------------
Name:   Ronald E. Weinberg
Title:  Chairman


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